DEFERRED REVENUE	12 Months Ended
Dec. 31, 2021
Disclosure Of Deferred Income [Abstract]
DEFERRED REVENUE [Text Block]

18. DEFERRED REVENUE

	As at December 31,
	2021	2020
Current:
Customer advance payments (a)	5,297	-
Osisko - silver stream agreement (b)	8,144	5,604
Current portion of deferred revenue	13,441	5,604
Long-term portion of deferred revenue (b)	45,356	47,154
Total deferred revenue	58,797	52,758

(a) Customer advance payments

At December 31, 2021, the Company had received advance payments on 1.3 million pounds (100% basis) of copper concentrate finished goods inventory.

(b) Silver stream purchase and sale agreement
On March 3, 2017, the Company entered into a silver stream purchase and sale agreement with Osisko Gold Royalties Ltd. ("Osisko"), whereby the Company received an upfront cash deposit payment of US$33 million for the sale of an equivalent amount of its 75% share of Gibraltar payable silver production until 5.9 million ounces of silver have been delivered to Osisko. After that threshold has been met, 35% of an equivalent amount of Taseko's share of all future payable silver production from Gibraltar will be delivered to Osisko. The Company receives cash payments of US$2.75 per ounce for all silver deliveries made under the agreement.

On April 24, 2020, Taseko entered into an amendment to its silver stream with Osisko and received $8,510 in exchange for reducing the delivery price of silver from US$2.75 per ounce to . The amendment is accounted for as a contract modification under IFRS 15 Revenue from Contracts with Customers. The funds received are available for general working capital purposes.

The silver sale agreement has a minimum term of 50 years and automatically renews for successive 10-year periods as long as Gibraltar mining operations are active. If the initial deposit is not fully reduced through silver deliveries at current market prices at time of the deliveries, a cash payment for the remaining amount will be due to Osisko at the expiry date of the agreement. The Company's obligations under the agreement are secured by a pledge of Taseko's 75% interest in the Gibraltar joint venture.

The Company recorded the deposits from Osisko as deferred revenue and recognizes amounts in revenue as silver is delivered. The amortization of deferred revenue is calculated on a per unit basis using the estimated total number of silver ounces expected to be delivered to Osisko over the life of the Gibraltar mine. The current portion of deferred revenue is an estimate based on deliveries anticipated over the next twelve months.

The following table summarizes changes in the Osisko deferred revenue:

Balance at January 1, 2020	43,991
Additional deposit on silver stream amendment	8,510
Finance expense (Note 9)	5,172
Amortization of deferred revenue	(4,915)
Balance at December 31, 2020	52,758
Finance expense (Note 9)	5,549
Amortization of deferred revenue	(4,807)
Balance at December 31, 2021	53,500